John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager  BofA, Barclays

Co-Mgr Deutsche Bank, Mitsubishi OFJ Securities, Scotia Capital, Wachovia Securities

(2)         Names of Issuers:  World Omni Auto Receivables Trust

(3)         Title of Securities: WOART 2009-A A4, Cusip – 98156YAF8

(4)         Date of First Offering:  4/7/2009

(5)     Amount of Total Offering :  $147,000,000

(6)         Unit Price of Offering:  $99.98259

Comparable Securities

1) Nissan Auto Receivabls Trust Cusip 65476AAF2

2) Harley Davidson Motorcycle Trust Cusip 41283XAC3

3) Ford Credit Auto Owner Trust Cusip 34528WAG6

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:

         5

(9)     Trade Date:

         4/7/2009

(10)   Portfolio Assets on Trade Date

         $288,369,433.15

(11)   Price Paid per Unit

         $99.98259

(12)   Total Price Paid by Portfolio

375,000 bonds @ $99.98259 = $ 374,934.71

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $99.98259 =    $19,996,518.00

(14)   % of Portfolio Assets Applied to Purchase

            0.130%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         5 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

JT Managers – GS, Barclays, JPM, MS

Co-Manager – Citi, De La Rosa, ML, RBC, Seibert Brandford Shank, Stone & Youngberg, WFC

(2)         Names of Issuers:  Cal St GO

(3)         Title of Securities:  CAS 7.55 4/1/39 Cusip = 13063A5G5

(4)         Date of First Offering:  4/22/2009

(5)     Amount of Total Offering:  $3,000,000,000

(6)         Unit Price of Offering:  $ 101.376

Comparable Securities

1) NJ Turnpike 646139W35

2) Chicago Transit Authority 167725AC4

3) Puerto Rico Sales Tax Authority 74529JAC9

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  159

(9)     Trade Date:  4/22/2009

(10)   Portfolio Assets on Trade Date:  $344,714,109

(11)   Price Paid per Unit:  $101.376

(12)   Total Price Paid by Portfolio:  415,000 bonds @ $101.376 = $420,710.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $101.376 = $20,275,200.00

(14)   % of Portfolio Assets Applied to Purchase

0.122%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         159 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         Yes

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager  Credit Suisse

 Co-Manager(s)  Banco Popular North America

  Bank of New York Mellon Corp/The

  BB&T Capital Markets

  BNP Paribas

  Citigroup Global Markets Inc

  Comerica Securities

  FTN Financial

  HSBC Securities

  Keybanc Capital Markets

  Mitsubishi UFJ Securities USA Inc

  Morgan Keegan & Co

  RBC Capital Markets

  SunTrust Robinson Humphrey

  US Bancorp

  Wells Fargo

Jr Co-Manager(s) MFR Securities Inc

 Trilon Securities

(2)         Names of Issuers: Credit Suisse New York

(3)         Title of Securities: CS 5 ½ 05/01/14 cusip – 22546QAA5

(4)         Date of First Offering: 4/28/2009

(5)    Amount of Total Offering:  $2,250,000,000

(6)         Unit Price of Offering:  $ 99.897

Comparable Securities

1) GS Cusip 38143UAW1

2) MS Cusip 61748AAE6

3) BAC Cusip 060505BM5

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations: 153

(9)     Trade Date:  4/28/2009

(10)   Portfolio Assets on Trade Date: $344,714,108.74

(11)   Price Paid per Unit:  $99.897

(12)   Total Price Paid by Portfolio: 440,000 bonds @ $99.897 = $ 439,546.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

35,000,000 bonds @ $99.897 =    $34,963,950.00

(14)   % of Portfolio Assets Applied to Purchase

         0.128%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

        Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         153 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Jt Lead Managers-Books   Banc of America Securities LLC

 Deutsche Bank Securities Inc

Lead Managers (non-Books)  BNP, HSBC, JPM

Co-Managers Barclays, Citi, CSFB, MS, RBS, MUS, WB, GS, Mizuho, Socgen, UBS

(2)         Names of Issuers:  Encana Corp.

(3)         Title of Securities:  ECACN 6 ½ 05/19 cusip = 292505AH7

(4)         Date of First Offering:  4/29/09

(5)    Amount of Total Offering :  $500,000,000.00

(6)         Unit Price of Offering: $ 99.822

Comparable Securities

1) Devon Energy Corp, cusip = 25179MAH6

2) XTO Energy Inc, cusip = 98385XAT3

3) Canadian Natural Resources, Cusip = 136385AN1

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  38

(9)     Trade Date:  4/29/09

(10)   Portfolio Assets on Trade Date:  $344,714,108.74

(11)   Price Paid per Unit:  $99.822

(12)   Total Price Paid by Portfolio:  220,000 bonds @ $99.822 = $219,608.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

12,000,000  bonds @ $99.822 = $11,978,640.00

(14)   % of Portfolio Assets Applied to Purchase

0.064%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         38 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager  BNP, JPMorgan

Co-Mgr Barclays, Credit Suisse, HSBC, Mitsubishi Securities, Wachovia Securities

(2)         Names of Issuers:  Honda Auto Receivables Owner Trust

(3)         Title of Securities:   HAROT 2009-2 A4  cusip 43812UAD3

(4)         Date of First Offering:   5/5/2009

(5)         Amount of Total Offering:  $229,000,000

(6)         Unit Price of Offering:  $99.97211

Comparable Securities

1) Nissan Auto Receivabls Trust Cusip 65476AAF2

2) Harley Davidson Motorcycle Trust Cusip 41283XAC3

3) Ford Credit Auto Owner Trust Cusip 34528WAG6

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  26 Years

(9)     Trade Date:  5/5/2009

(10)   Portfolio Assets on Trade Date:  $403,428,879.60

(11)   Price Paid per Unit:  $99.97211

(12)   Total Price Paid by Portfolio:

905,000 bonds @ $99.97211 = $904,747.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

35,000,000 bonds @ $99.97211 =    $34,990,238.50

(14)   % of Portfolio Assets Applied to Purchase

0.224%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         26 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager -    Morgan Stanley

Co-Manager(s) Bank of New York Mellon Corp/The

BB&T Capital Markets

Blaylock & Partners

Cabrera Capital Markets Inc

Castle Securities Corp

Keybanc Capital Markets

Stifel Nicolaus & Co Inc

US Bank Capital Markets

Utendahl Capital Partners LP

Wells Fargo

(2)         Names of Issuers: Morgan Stanley

(3)         Title of Securities:  MS 7.3 5/13/19 cusip – 61747YCG8

(4)         Date of First Offering:  5/8/2009

(5)         Amount of Total Offering:  $2,000,000,000.00

(6)         Unit Price of Offering:  $ 99.769

Comparable Securities

1) Bank of America Corp – 060505DB7

2) Goldman Sachs Grp Cusip = 38141EA25

3) National City Corp – 635405AM5

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  74

(9)     Trade Date:  5/8/2009

(10)   Portfolio Assets on Trade Date:  $464,548,069.19

(11)   Price Paid per Unit:  $99.769

(12)   Total Price Paid by Portfolio

1,010,000 bonds @ $99.769 = $1,007,666.90

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

47,005,000  bonds @ $99.769 = $46,896,418.45

(14)   % of Portfolio Assets Applied to Purchase

0.217%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         74 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager -    Morgan Stanley

Co-Manager(s) Bank of New York Mellon Corp/The

BB&T Capital Markets

Blaylock & Partners

Cabrera Capital Markets Inc

Castle Securities Corp

Keybanc Capital Markets

Stifel Nicolaus & Co Inc

US Bank Capital Markets

Utendahl Capital Partners LP

Wells Fargo

(2)         Names of Issuers:  Morgan Stanley

(3)         Title of Securities: MS 6 5/13/14 cusip – 61747YCF0

(4)         Date of First Offering:  5/8/2009

(5)         Amount of Total Offering:  $2,000,000,000.00

(6)         Unit Price of Offering:  $ 99.651

Comparable Securities

1) Bank of America Corp – 060505BS2

2) Goldman Sachs Grp Cusip = 38141GEE0

3) Citigroup Funding ISIN = 172967BW0

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  74

(9)     Trade Date:  5/8/2009

(10)   Portfolio Assets on Trade Date:  $464,548,069.19

(11)   Price Paid per Unit:   $99.651

(12)   Total Price Paid by Portfolio

1,360,000 bonds @ $99.651 = $1,355,253.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

55,300,000  bonds @ $99.651 = $55,107,003.00

(14)   % of Portfolio Assets Applied to Purchase

0.292%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         74 years.

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager -    JP Morgan

Co-Manager(s) BB&T Capital Markets

CastleOak Securities LP

Loop Capital Markets LLC

Wachovia Capital Markets

(2)         Names of Issuers:  JP Morgan Chase & Co

(3)         Title of Securities:   JPM 4.65 6/1/14 Cusip – 46625HHN3

(4)         Date of First Offering:  5/13/2009

(5)         Amount of Total Offering:  $2,500,000,000.00

(6)         Unit Price of Offering:  $ 99.794

Comparable Securities

1) Bank of America Corp – 060505BS2

2) Goldman Sachs Grp Cusip = 38141GEE0

3) Citigroup Funding ISIN = 172967BW0

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:   210

(9)     Trade Date:  5/13/2009

(10)   Portfolio Assets on Trade Date:  $464,548,069.19

(11)   Price Paid per Unit:  $99.794

(12)   Total Price Paid by Portfolio:

1,160,000 bonds @ $99.794 = $1,157,610.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

40,000,000  bonds @ $99.794 = $39,917,600

(14)   % of Portfolio Assets Applied to Purchase

0.248%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         210 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

JT Lead Managers (books) -    JP Morgan, Banc Of America Securities

Other Lead Managers – Goldman Sachs, Morgan Stanley

Co-Manager(s) – WFC, RBS, USB, Keybank, Northern Trust

(2)         Names of Issuers:  Nordstrom Inc.

(3)         Title of Securities:  JWN 6.75 6/1/14 cusip – 655664AM2

(4)         Date of First Offering:  5/20/2009

(5)         Amount of Total Offering:  $400,000,000.00

(6)         Unit Price of Offering:  $ 99.634

Comparable Securities

1) Bank of America Corp – 060505BS2

2) Goldman Sachs Grp Cusip = 38141GEE0

3) Citigroup Funding ISIN = 172967BW0

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations:  108

(9)     Trade Date:  5/20/2009

(10)   Portfolio Assets on Trade Date:  $496,314,782.02

(11)   Price Paid per Unit:  $99.634

(12)   Total Price Paid by Portfolio

150,000 bonds @ $99.634 = $149,451.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

5,000,000  bonds @ $99.634 = $ 4,981,700.00

(14)   % of Portfolio Assets Applied to Purchase

0.030%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         108 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

Jt Lead Managers – Banc of America Securities LLC

BNP Paribas

Citigroup Global Markets Inc

JP Morgan Securities

Mitsubishi UFJ Securities USA Inc

Co-Mgrs – RBS, WB, DB, Barc, CAYL, SUMI, Scotia, MIZ, HSBC, Lloyds, MS, GS, Loop, Blaylock

(2)         Names of Issuers: Time Warner Cable, Inc.

(3)         Title of Securities: TWC 6 ¾ 6/15/39  maturity cusip 88732JAU2

(4)         Date of First Offering: 6/24/09

(5)     Amount of Total Offering:  $1,500,000,000.00

(6)         Unit Price of Offering: $ 97.131

Comparable Securities

1) Comcast Corp cusip 20030NAY7

2) BSY PLC isin 1658KAB73

3) Thomson Reuters Corp cusip 884903AY1

(7)     Underwriting Spread or

Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer. U/W Discount = 0.875%

(8)     Years of Issuer’s Operations: 60

(9)     Trade Date: 6/24/09

(10)   Portfolio Assets on Trade Date: $669,863,243

(11)   Price Paid per Unit: $97.131

(12)   Total Price Paid by Portfolio

1,205,000 bonds @ $97.131 = $1,170,428.55

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000 bonds @ $97.131 = $29,139,300.00

(14)   % of Portfolio Assets Applied to Purchase

0.175%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         60 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock High Yield Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book-Running Managers:

         J.P. Morgan

         Banc of America Securities LLC

         Morgan Stanley

         Wachovia Securities

(2)         Names of Issuers:  Qwest Corp

(3)         Title of Securities:  Qwest Corp QUS8 3/8 05/01/16

(4)         Cusip: 74913GAU9

(5)         Date of First Offering: 4/7/09

(6)         Amount of Total Offering: $810,500,000

(7)         Unit Price of Offering: 92.498

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CITIZENS UTIL CO	6.625	3/15/2015	Telecom - Integrated/Services	9.544
INTELSAT SUB HLD	8.875	1/15/2015	Telecom - Integrated/Services	10.274
NORDIC TEL CO HL	8.875	5/1/2016	Telecom - Integrated/Services	10.399

(8)     Underwriting Spread or Commission:  1.875%

(9)     Years of Issuer’s Operations:  >10 years

(10)   Trade Date:  4/7/09

(11)   Portfolio Assets on Trade Date:  $573,854,103

(12)   Price Paid per Unit:       92.498

(13)   Total Price Paid by Portfolio:  $416,241

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,849,960

(15)   % of Portfolio Assets Applied to Purchase

0.07%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock High Yield Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book-Running Managers:

         Citi

         Banc of America Securities LLC

         J.P. Morgan

         Deutsche Bank Securities

         Goldman, Sachs & Co

Co-Managers

         Barclays Capital

         Credit Suisse

         Mizuho Securities USA Inc.

         Wachovia Securities

(2)                     Names of Issuers:  HCA Inc.

(3)                     Title of Securities:  HCA8 ½ 04/15/19

(4)                     Cusip:  404119BE8

(5)                     Date of First Offering:  4/15/09

(6)                     Amount of Total Offering:  $1,500,000,000

(7)                     Unit Price of Offering: 96.755

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
OMNICARE INC	OCR	6.875	12/15/2015	Health Services	8.679
OMEGA HEALTHCARE	OHI	7	1/15/2016	Health Services	9.06
SERVICE CORP INT	SCI	7.625	10/1/2018	Health Services	9.581

(8)     Underwriting Spread or Commission:  1.75%

(9)     Years of Issuer’s Operations: >10 years

(10)   Trade Date: 4/15/09

(11)   Portfolio Assets on Trade Date: $588,196,695

(12)   Price Paid per Unit:  96.755

(13)   Total Price Paid by Portfolio: $1,112,683

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$4,837,750

(15)   % of Portfolio Assets Applied to Purchase

0.19%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock High Yield Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint-Lead and Joint Bookrunning Managers:

         Morgan Stanley

         Banc of America Securities LLC

         Co-Managers:

         Wachovia Securities

         Scotia Capital

         BNP Paribas

         Keybanc Capital Markets

(2)                     Names of Issuers: Seagate Technology International

(3)                     Title of Securities: Seagate Tech STX 10 05/01/14

(4)                     Cusip: 81180VAA1

(5)                     Date of First Offering: 4/16/09

(6)                     Amount of Total Offering: $430,000,000

(7)                     Unit Price of Offering:        95.317

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 3	ML Industry Lvl 4	Yld to Worst
ACTIVANT SOLUT	9.5	42491	Technology & Electronics	Computer Hardware	19.795

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 3	ML Industry Lvl 4	Yld to Worst
FLEXTRONICS INTL	6.25	11/15/2014	Technology & Electronics	Electronics	9.478
SUNGARD DATA SYS	9.125	8/15/2013	Technology & Electronics	Software/Services	11.202
AVAGO TECH FIN	10.125	12/1/2013	Technology & Electronics	Electronics	11.251

(8)     Underwriting Spread or Commission:  2%

(9)     Years of Issuer’s Operations:  >10 years

(10)   Trade Date:  4/16/09

(11)   Portfolio Assets on Trade Date:  $591,600,940

(12)   Price Paid per Unit: 95.317

(13)   Total Price Paid by Portfolio: $667,219

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,859,510

(15)   % of Portfolio Assets Applied to Purchase

0.11%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock High Yield Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers- Books:

         Banc of America Securities LLC

         Wachovia Securities Inc

Co-Managers

         BBVA Securities Inc

         BNP Paribas

         Calyon Securities USA Inc

         Comerica Securities

         Daiwa Securities America Inc

         DnB NOR Markets

         DZ Financial Markets LLC

         Fortis Securities

         Natixis Bleichroeder Inc

         RBC Capital Markets

         RBS Securities Inc

         Scotia Capital Inc

         SunTrust Robinson Humphrey

         US Bancorp Investments Inc

         Wedbush Morgan Securities Inc

(2)                     Names of Issuers: Encore Acquisition Co

(3)                     Title of Securities:  Encore Acquisition EAC 9 ½ 05/01/16

(4)                     Cusip:  29255WAJ9

(5)                     Date of First Offering:  4/22/09

(6)                     Amount of Total Offering:  $225,000,000

(7)                     Unit Price of Offering:  92.228

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
PLAINS EXPLORATI	PXP	10	3/1/2016	Energy - Exploration & Production	10.73
SANDRIDGE ENERGY	SD	8	6/1/2018	Energy - Exploration & Production	11.405
WHITING PETRO	WLL	7	2/1/2014	Energy - Exploration & Production	11.522

(8)     Underwriting Spread or Commission:  2%

(9)     Years of Issuer’s Operations: >10 years

(10)   Trade Date:  4/22/09

(11)   Portfolio Assets on Trade Date:  $600,653,789

(12)   Price Paid per Unit:  92.228

(13)   Total Price Paid by Portfolio:  $415,026

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$922,280

(15)   % of Portfolio Assets Applied to Purchase

0.07%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock High Yield Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book-Running Managers:

         Banc of America Securities LLC

         Wachovia Securities

         Deutsche Bank Securities

(2)                     Names of Issuers:  Ameristar Casinos Inc

(3)                     Title of Securities:  Ameristar Casino ASCA 9 ¼

(4)                     Cusip:  03070QAK7

(5)                     Date of First Offering: 5/12/09

(6)                     Amount of Total Offering:  $500,000,000

(7)                     Unit Price of Offering:  97.097

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
WYNN LAS VEGAS	WYNN	6.625	12/1/2014	Gaming	9.708
MIRAGE RESORTS	MGM	7.25	8/1/2017	Gaming	9.862
PINNACLE ENTMNT	PNK	8.25	3/15/2012	Gaming	9.891

(8)     Underwriting Spread or Commission:  2%

(9)     Years of Issuer’s Operations:  >10 years

(10)   Trade Date:  5/12/09

(11)   Portfolio Assets on Trade Date:  $633,412,027

(12)   Price Paid per Unit:  97.097

(13)   Total Price Paid by Portfolio:  $291,291

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: $1,941,940

(15)   % of Portfolio Assets Applied to Purchase

0.05%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock High Yield Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book-Running Managers:

         Banc of America Securities LLC

         JPMorgan

Wachovia Securities

Joint Lead Managers:

SunTrust Robinson Humphrey

CALYON

(2)                     Names of Issuers:  Speedway Motorsports Inc

(3)                     Title of Securities:  Speedway Motorsports TRK 8 3/4

(4)                     Cusip:  847788AM8

(5)                     Date of First Offering:  5/14/09

(6)                     Amount of Total Offering: $275,000,000

(7)                     Unit Price of Offering: 96.826

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
VAIL RESORTS	MTN	6.75	2/15/2014	Leisure	7.9
ROYAL CARIBBEAN	RCL	8	5/15/2010	Leisure	9.745
EQUINOX HOLDINGS	EQUNOX	9.25	2/15/2012	Leisure	10.413

(8)     Underwriting Spread or Commission:  2%

(9)     Years of Issuer’s Operations:  >10 years

(10)     Trade Date:  5/14/09

(11)   Portfolio Assets on Trade Date:  $630,146,274

(12)   Price Paid per Unit:  96.826

(13)   Total Price Paid by Portfolio:  $193,652

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$968,260

(15)   % of Portfolio Assets Applied to Purchase

0.03%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock High Yield Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers-Books:

         Banc of America Securities LLC

         JPMorgan Securities

Wachovia Capital Markets

Joint Lead Managers:

HSBC Securities

SunTrust Robinson Humphrey

Co-Managers:

Avondale Partners LLC

BB&T Capital Markets

First Analysis Securities Corp

Macquarie Securities USA Inc

RBC Capital Markets

US Bancorp Investments Inc

(2)                     Names of Issuers:  Corrections Corp of America

(3)                     Title of Securities:  Corrections Corp CXW 7 ¾

(4)                     Cusip:  22025YAK6

(5)                     Date of First Offering:  5/19/09

(6)                     Amount of Total Offering:  $465,000,000

(7)                     Unit Price of Offering:  97.116

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
EXPEDIA INC	EXPE	7.456	8/15/2018	Support-Services	8.4
GEO GROUP INC	GEO	8.25	7/15/2013	Support-Services	8.979
CORNELL CO'S INC	CRN	10.75	7/1/2012	Support-Services	11.325

(8)     Underwriting Spread or Commission:  2%

(9)     Years of Issuer’s Operations:  >10 years

(10)   Trade Date:  5/19/09

(11)   Portfolio Assets on Trade Date:  $631,463,128

(12)   Price Paid per Unit:  97.116

(13)   Total Price Paid by Portfolio:  $1,602,414

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,913,480

(15)   % of Portfolio Assets Applied to Purchase

0.25%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock High Yield Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book-Running Managers:

         Barclays Capital

Deutsche Bank Securities

JP Morgan Securities

Morgan Stanley & Co.

         Co-Managers

         Banc of America Securities

         Credit Suisse Securities

         Wachovia Capital Markets

(2)                     Names of Issuers: Cinemark USA Inc

(3)                     Title of Securities: CNK 8 5/8 6/15/19

(4)                     Cusip: 172441AR8

(5)                     Date of First Offering:        6/16/09

(6)                     Amount of Total Offering: $470,000,000

(7)                     Unit Price of Offering: 97.56

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
AMC ENTERTAINMNT	AMCENT	8.625	8/15/2012	Theaters & Entertainment	6.156
AMC ENTERTAINMNT	AMCENT	11	2/1/2016	Theaters & Entertainment	11.212
IMAX CORP	IMXCN	9.625	12/1/2010	Theaters & Entertainment	15.048

(8)     Underwriting Spread or Commission: 2.00%

(9)     Years of Issuer’s Operations: >10 years

(10)   Trade Date: 6/16/09

(11)   Portfolio Assets on Trade Date: $689,152,343

(12)   Price Paid per Unit: 97.56

(13)   Total Price Paid by Portfolio: $1,902,420

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$8,292,600

(15)   % of Portfolio Assets Applied to Purchase

0.28%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock High Yield Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book-Running Managers:

Citi

JP Morgan

Morgan Stanley

Wachovia Securities

         Co-Manager:

         Deutsche Bank Securities

(2)                     Names of Issuers: RailAmerica Inc

(3)                     Title of Securities: RailAmerica Inc RAILAM 9 1/4

(4)                     Cusip: 750753AB1

(5)                     Date of First Offering: 6/17/09

(6)                     Amount of Total Offering: $740,000,000

(7)                     Unit Price of Offering: 95.923

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
KANSAS CITY SOUT	KSU	8	6/1/2015	Railroads	10.043
TFM SA DE CV	KSU	9.375	5/1/2012	Railroads	11.566
KANSAS CITY SOUT	KSU	12.5	4/1/2016	Railroads	12.827

(8)     Underwriting Spread or Commission: 2.00%

(9)     Years of Issuer’s Operations: >10 years

(10)   Trade Date: 6/17/09

(11)   Portfolio Assets on Trade Date: $688,895,525

(12)   Price Paid per Unit: 95.923

(13)   Total Price Paid by Portfolio: $3,333,324

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$9,592,300

(15)   % of Portfolio Assets Applied to Purchase

0.48%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

> 10 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

Managers – Bank of America, Barclays, BNP Paribas, RBS Greenwich

Senior Co-Mangers –  n/a

Co-Manager –  Bank of Nova Scotia, Credit Suisse, SunTrust Robinson Humphrey, Union Bank of California, US Bank, Wells Fargo

Jr. Co-Manager – n/a

(2)         Names of Issuers

Pacificorp

(3)         Title of Securities

BRK 5.5 1/15/19  maturity cusip 695114CK2

(4)         Date of First Offering

1/5/09

(5)    Amount of Total Offering :

$350,000,000.00

(6)         Unit Price of Offering

$ 99.345

Comparable Securities

1) Progress Energy cusip 341099CK3

2) Exelon cusip 202795HU7

3) Duke Energy cusip 26442CAG9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

25

(9)     Trade Date

1/5/09

(10)   Portfolio Assets on Trade Date

$255,976,980

(11)   Price Paid per Unit

$99.345

(12)   Total Price Paid by Portfolio

140,000 bonds @ $99.345 = $139,083.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

8,000,000 bonds @ $99.345 = $7,947,600.00

(14)   % of Portfolio Assets Applied to Purchase

0.054%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

Managers – Bank of America, Barclays, BNP Paribas, RBS Greenwich

Senior Co-Mangers –  n/a

Co-Manager – Union Bank of California, Wells Fargo

Jr. Co-Manager – Bank of Nova Scotia, Credit Suisse, SunTrust Robinson Humphrey, US Bank

(2)                     Names of Issuers

Pacificorp

(3)                     Title of Securities

BRK 6 1/15/39  maturity cusip 695114CL0

(4)                     Date of First Offering

1/5/09

(5)    Amount of Total Offering :

$650,000,000.00

(6)         Unit Price of Offering

$ 99.050

Comparable Securities

1) Progress Energy cusip 341099CL1

2) Exelon cusip 202795HT0

3) Duke Energy cusip 263901AA8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

25

(9)     Trade Date

1/5/09

(10)   Portfolio Assets on Trade Date

$255,976,980

(11)   Price Paid per Unit

$99.050

(12)   Total Price Paid by Portfolio

            175,000 bonds @ $99.050 = $173,337.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        10,000,000 bonds @ $99.050 = $9,905,000.00

(14)   % of Portfolio Assets Applied to Purchase 0.068%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Managers – Credit Suisse, Scotia Capital, UBS Securities

Senior Co-Mangers –  n/a

Co-Manager – Comerica Securities, HSBC, Mitsubishi UFJ Securities, RBC Capital, SunTrust Robinson Humphrey, Wells Fargo

Jr. Co-Manager – n/a

(2)         Names of Issuers

Centerpoint Energy Houston

(3)         Title of Securities

CNP 7 3/1/14  maturity cusip 15189XAJ7

(4)         Date of First Offering

1/6/09

(5)    Amount of Total Offering :

$500,000,000.00

(6)         Unit Price of Offering

$ 99.978

Comparable Securities

1) Southern California Edison cusip 842400FK4

2) Dominion cusip 927804EU4

3) Duke Energy cusip 26442CAF1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

143

(9)     Trade Date

1/6/09

(10)   Portfolio Assets on Trade Date

$255,976,980

(11)   Price Paid per Unit

$99.978

(12)   Total Price Paid by Portfolio

175,000 bonds @ $99.978 = $174,961.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

13,000,000 bonds @ $99.978 = $12,997,140.00

(14)   % of Portfolio Assets Applied to Purchase

0.068%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         143 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Managers – JP Morgan Securities, Banc of America Securities LLC

Senior Co-Mangers - Bank of New York Mellon Corp/The

BNP Paribas

Fortis Securities

ING Bank NV

Wells Fargo

Co-Manager – N/A

Jr. Co-Manager – Bank of New York

BB&T Capital Markets

Calyon Securities USA Inc

Rabo Securities USA Inc

(2)         Names of Issuers

Delhaize Group

(3)         Title of Securities

         DELH 5 7/8 02/14 cusip 24668PAC1

(4)         Date of First Offering

         1/27/09

(5)    Amount of Total Offering :

$300,000,000.00

(6)         Unit Price of Offering

$ 99.667

Comparable Securities

1) Safeway Corp Cusip 786514BQ1

2) Kroger Co Cusip 501044CL3

3) WalMart Cusip 931142CN1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

         142

(9)     Trade Date

         1/15/09

(10)   Portfolio Assets on Trade Date

         $255,976,980

(11)   Price Paid per Unit

         $99.667

(12)   Total Price Paid by Portfolio

120,000 bonds @ $99.667 = $119600.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

14,000,000 bonds @ $99.667 = $13,953,380.00

(14)   % of Portfolio Assets Applied to Purchase

0.047%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         142 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Managers – Banc of America, Goldman Sachs, Greenwich Capital, JP Morgan, Morgan Stanley, UBS Securities

Senior Co-Mangers –  n/a

Co-Manager – BMO Capital, Citigroup, Credit Suisse, Deutsche Bank, RBC Capital

Jr. Co-Manager – Bank of Tokyo-Mitsubishi UFJ, Barclays, Scotia Capital, SG Americas, US Bancorp, Wells Fargo

(2)         Names of Issuers

Devon Energy Corp.

(3)         Title of Securities

DVN 5.625 1/15/14  maturity cusip 25179MAG8

(4)         Date of First Offering

1/6/09

(5)    Amount of Total Offering :

$500,000,000.00

(6)         Unit Price of Offering

$ 99.774

Comparable Securities

1) Southern California Edison cusip 842400FK4

2) Dominion cusip 927804EU4

3) Duke Energy cusip 26442CAF1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

59

(9)     Trade Date

1/6/09

(10)   Portfolio Assets on Trade Date

$255,976,980

(11)   Price Paid per Unit

$99.774

(12)   Total Price Paid by Portfolio

435,000 bonds @ $99.774 = $434,016.90

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $99.774 = $24,943,500.00

(14)   % of Portfolio Assets Applied to Purchase

0.170%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         59 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Managers – Deutsche Bank Securities Inc

JP Morgan

Morgan Stanley

Co-Manager – c, wfc, mit,cs, barc, bas, will

(2)         Names of Issuers

General Mills, Inc

(3)         Title of Securities

   GIS 5.65 02/15/19 Cusip = 370334BH6

(4)         Date of First Offering

         1/29/09

(5)    Amount of Total Offering :  $1,150,000,000.00

(6)         Unit Price of Offering

$ 99.914

Comparable Securities

1) Kraft Foods Inc, cusip 50075NAV6

2) Tyson Foods Inc, cusip 902494AF0

3) Campbells Soup CO, cusip 134429AT6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

         143

(9)     Trade Date

         1/29/09

(10)   Portfolio Assets on Trade Date

         $255,976,980.00

(11)   Price Paid per Unit

         $99.914

(12)   Total Price Paid by Portfolio

175,000 bonds @ $99.667 = $174,849.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

13,000,000 bonds @ $99.914 = $12,988,820.00

(14)   % of Portfolio Assets Applied to Purchase

0.068%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         143 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Managers  Goldman Sachs Group Inc

 JP Morgan Chase & Co

 RBS Greenwich Capital

Sr.Co-Manager – BNP, BAS, CIBC, BOTM, WILL, STAN

Jr. Co-Manager – BBVA, SCOTIA, DNB, ING, HSBC, CALY, COMM, MIZ, WB

(2)         Names of Issuers

Hess Corp

(3)         Title of Securities

HES 8.125 2/15/19 cusip = 42809HAB3

(4)         Date of First Offering

               1/29/09

(5)    Amount of Total Offering :

$1,000,000,000.00

(6)         Unit Price of Offering

$ 99.677

Comparable Securities

1) Devon Energy Corp, cusip = 25179MAH6

2) XTO Energy Inc, cusip = 98385XAT3

3) Canadian Natural Resources, Cusip = 136385AN1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

         90

(9)     Trade Date

         1/29/09

(10)   Portfolio Assets on Trade Date

         $255,976,980.00

(11)   Price Paid per Unit

         $99.677

(12)   Total Price Paid by Portfolio

208,000 bonds @ $99.677 = $207,328.16

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

12,000,000 bonds @ $99.677 = $11,961,240.00

(14)   % of Portfolio Assets Applied to Purchase

0.081%

(15)   Test set forth in paragraph (B)(4) of

Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         90 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Jt Lead Managers-Books  Bank of America

 Credit Suisse

 Deutsche Bank (US)

 Morgan Stanley

 RBS Greenwich Capital

Jt Lead Mangers - Barclays Capital

 BNP Paribas

 HSBC Securities

 Mitsubishi UFJ Securities Internat

 Wells Fargo

(2)         Names of Issuers

Hewlett-Packard Co

(3)         Title of Securities

HPQ 4.75 06/02/17 cusip – 428236AV5

(4)         Date of First Offering

               2/23/2009

(5)    Amount of Total Offering:

$1,500,000,000.00

(6)         Unit Price of Offering

$ 99.993

Comparable Securities

1) Dell Computer cusip 24702RAD3

2) IBM Corp cusip 459200GN5

3) Micron Technology cusip 595112AH6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

         70

(9)     Trade Date

         2/23/2009

(10)   Portfolio Assets on Trade Date

$263,035,294.26

(11)   Price Paid per Unit

         $99.993

(12)   Total Price Paid by Portfolio

1,110,000 bonds @ $99.993 = $ 1,109,922.30

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

83,000,000 bonds @ $99.993 = $ 82,994,190.00

(14)   % of Portfolio Assets Applied to Purchase

0.422%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         70 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books    Barclays Capital

 Citigroup Global Markets Inc

 Deutsche Bank Securities Inc

 Goldman Sachs & Co

 HSBC Securities

 JP Morgan Securities

 Santander Investment Securities In

 Scotia Capital Inc

Co-Manager – Credit Suisse Securities USA LLC

Loop Capital Markets LLC

Wachovia Securities Inc

Williams Capital Group LP

(2)         Names of Issuers

Altria Group, Inc

(3)         Title of Securities

MO 9.25 8/06/19 Cusip=02209SAJ2

(4)         Date of First Offering

2/3/2009

(5)         Amount of Total Offering:

$2,200,000,000.00

(6)         Unit Price of Offering

$ 99.881

Comparable Securities

1) Phillip Morris Intl, Inc. Cusip = 718172AA7

2) Reynolds American Inc. CUsip = 761713AF3

3) Imperial Tobacco Finance  ISIN = XS0180407602

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

         24

(9)     Trade Date

         2/3/2009

(10)   Portfolio Assets on Trade Date

$268,679,939

(11)   Price Paid per Unit

$99.881

(12)   Total Price Paid by Portfolio

535,000 bonds @ $99.881 = $534,363.35

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

28,000,000 bonds @ $99.881 = $27,966,680.00

(14)   % of Portfolio Assets Applied to Purchase

0.199%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         24 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager -    Morgan Stanley

Joint Lead Managers -  Mitsubishi UFJ Financial

Co-Manager(s) – Banco Bilbao Vizcaya Argentaria

Bank of New York

BB&T Capital Markets

Commerzbank Capital Markets Corp

Danske Bank

DZ Bank AG Deutsche Zentral-Genoss

FTN Financial

Keybank NA

Loop Capital Markets LLC

Morgan Keegan & Co

Santander Central Hispano/United S

SunTrust Securities Inc

UBS Securities LLC

Wells Fargo

Williams Capital Group LP

(2)         Names of Issuers

Morgan Stanley

(3)         Title of Securities

MS Float 2/10/12 cusip = 61757UAL4

(4)         Date of First Offering

2/6/2009

(5)         Amount of Total Offering :

$3,000,000,000.00

(6)         Unit Price of Offering

$ 100.00

Comparable Securities

1) Merrill Lynch Cusip = 59018YYR6

2) Goldman Sachs Grp Cusip = 38141GEW0

3) Citigroup Funding ISIN = XS0315053727

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)     Years of Issuer’s Operations

         74

(9)     Trade Date

         2/6/2009

(10)   Portfolio Assets on Trade Date

         $268,679,939

(11)   Price Paid per Unit

         $100.00

(12)   Total Price Paid by Portfolio

1,755,000 bonds @ $100.00 = $1,755,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

100,000,000 bonds @ $100.00 = $100,000,000.00

(14)   % of Portfolio Assets Applied to Purchase

0.653%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         74 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock US High Yield Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Lead Manager:

         Deutsche Bank Securities

Joint Lead Managers:

Banc of America Securities

Credit Suisse

Goldman Sachs & Co

Morgan Stanley

Wachovia Securities

(2)         Names of Issuers

Chesapeake Energy Corp

(3)         Title of Securities

         Chesapeake Energy CHK 9 ½ 02/15/15

(4)         Date of First Offering

         1/28/09

(5)         Amount of Total Offering

         $1,000,000,000.00

(6)         Unit Price of Offering

95.071

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ENCORE ACQUISITION	6	7/15/2015	Energy - Exploration & Production	10.319
DENBURY RESOURCE	7.5	12/15/2015	Energy - Exploration & Production	11.096
PETROHAWK ENERGY	7.875	6/1/2015	Energy - Exploration & Production	11.558

7)      Underwriting Spread or

Commission

            0

(8)     Years of Issuer’s Operations

         > 9 years

(9)     Trade Date

         1/28/09

(10)     Portfolio Assets on Trade Date

$562,313,045.00

(11)   Price Paid per Unit

         95.071

(12)   Total Price Paid by Portfolio

         $237,677.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,187,625.00

(14)   % of Portfolio Assets Applied to Purchase

0.04%

(15)   Test set forth in paragraph (B)(4) of  Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

            Yes

(17)   Years of Continuous Operation (unless municipal security, see below)

            > 9 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

            N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

            Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock US High Yield Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book-Running Managers

         Deutsche Bank Securities

         Banc of America Securities LLC

         Credit Suisse

         RBS Greenwich Capital

Co-Managers:

BMO Capital Markets

BNP Paribas

Societe Generale

UBS Investment Bank

Wells Fargo Securities

(2)         Names of Issuers

Tennessee Gas Pipeline

(3)         Title of Securities

         Tennessee Gas PL EP 8 02/01/16

(4)         Date of First Offering:  1/22/09

(5)         Amount of Total Offering: $250,000,000.00

(6)         Unit Price of Offering: 94.881

Comparable Securities

Description	Ticker	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
SOUTHERN STAR CE	SSTAR	6.75	3/1/2016	Gas Distribution	9.394
AMERIGAS PARTNER	APU	7.125	5/20/2016	Gas Distribution	9.22
COPANO ENERGY	CPNO	8.125	3/1/2016	Gas Distribution	12.949

7)      Underwriting Spread or Commission

         0

(8)     Years of Issuer’s Operations

         > 10 years

(9)     Trade Date

         1/22/09

(10)     Portfolio Assets on Trade Date

$540,453,904.00

(11)   Price Paid per Unit

         94.881

(12)   Total Price Paid by Portfolio

         $569,286.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         $948,810.00

(14)   % of Portfolio Assets Applied to Purchase

         0.10%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(17)   Years of Continuous Operation (unless municipal security, see below)

         > 10 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

John Hancock US High Yield Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Book-Running Managers

         J.P. Morgan

         Banc of America Securities LLC

         Barclays Capital

         Wachovia Securities

Senior Co-Manager

Rabo Securities USA, Inc.

(2)         Name of Issuer

Tyson Foods Inc.

(3)         Title of Securities

               Tyson Foods Inc TSN 10 ½ 03/14

(4)         Cusip of Security

               902494AQ6

(5)         Date of First Offering

               2/26/09

(6)         Amount of Total Offering

               $810,000,000.00

(7)         Unit Price of Offering

92.756

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
B&G FOODS INC	8	10/1/2011	Food - Wholesale	12.164
DEL MONTE CORP	8.625	12/15/2012	Food - Wholesale	8.152
LAND O LAKES INC	8.75	11/15/2011	Food - Wholesale	8.343

8)      Underwriting Spread or

Commission

            0

(9)     Years of Issuer’s Operations

         > 10 years

(10)   Trade Date

         2/26/09

(11)     Portfolio Assets on Trade Date

$ 539,483,347.00

(12)   Price Paid per Unit

         92.756

(13)   Total Price Paid by Portfolio

         $ 231,890.00

(14)   Total Price Paid by Portfolio (12)

plus Total Price Paid for same securities

by other portfolios for which subadviser

acts as investment adviser

$ 927,560.00

(15)   % of Portfolio Assets

Applied to Purchase

            0.04%

(16)   Test set forth in paragraph (B)(4) of

Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph

(B)(5) of Procedures not violated?

            Yes

(18)   Years of Continuous Operation

(unless municipal security, see below)

            > 10 years

(19)   Municipal Security - Received a

rating in compliance with paragraph (A)(4)

of the Procedures?

            N/A

(20)   Have the conditions in paragraphs

(B)(1)(a), (B)(1)(b) and (B)(1)(c)

of Procedures been satisfied?

            Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10f-3 REPORT – John Hancock Trust
Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members: Morgan Stanley

Name of Issuers: Morgan Stanley

Title Of Security: Mead Johnson

Date of First Offering: 2/10/09

Comparable Securities:

	Mead Johnson	Eaton Corp.	Cit Group Conv. Pfd
Amount of Total Offering:	$720 Million	$1.47 Billion	$746,200,000
Unit Price of Offering:	$24	$84	$26.00
Underwriting Spread or Commission:	0.72/share	1.51 / share	94 cents
	(selling concession)	(selling concession)	(selling concession)

Years of Issuers Operations:	104 years

Trade Date:	2/10/2009

Portfolio Assets on Trade Date:	$208,601,565
**as of 3/19/09

Price Paid per Unit:	$24.00

Total Price Paid by Portfolio:	$203,448

Total Price paid for securities by other	$24.00
portfolios for which sub advisers acts as
investment adviser:

Percent of Portfolio Assets:	0.10%

Test set forth in paragraph (B)(4) of	Yes
Procedures satisfied?

Prohibitions set forth in paragraph (B)(5)	Yes
of Procedures Not Violated?

Years of Continuous Operation:	over 3 years

Municipal Security - Received a rating	N/A
in compliance with paragraph (A)(4)
of the Procedures?

Have the conditions in paragraphs	Yes
(B)(1)(a), (B)(1)(b) and (B)(1)(c') been
satisfied?

All purchases by Sub-adviser described above were affected in compliance with the Trust's Rule 10f-3 procedures.

John Hancock Trust - JHT Global Allocation Trust

John Hancock Trust - JHT Large Cap Trust

John Hancock Funds II - JHF II Large Cap Fund

UBS Global Asset Management

Rule 10f-3 Report

Quarter Ended March 31, 2009

The 10f-3 transaction information for the first quarter 2009 is listed below:

JHT Global Allocation Trust

Security Name       Trade Date          Settlement Date                                Ticker Symbol        Deal Type     Shares/Par Price

Mead Johnson

Nutrition Co.              2/10/2009              2/17/2009             MJN                          IPO                   500                           24.00

Size of Offering            Commission, Spread or Profit              % of Assets on Trade

34,500,000 shares           .72/share                                                    0.00%

JHT Large Cap Trust

Security Name       Trade Date          Settlement Date                 Ticker Symbol             Deal Type              Shares/Par Price

none noted

Size of Offering     Commission, Spread or Profit    % of Assets on Trade

JHF II Large Cap Fund

Security Name       Trade Date          Settlement Date                 Ticker Symbol             Deal Type              Shares/Par Price

none noted

Size of Offering     Commission, Spread or Profit    % of Assets on Trade

Affiliated Underwriter                       Security Purchased From                       All Underwriting Members

UBS Investment Bank                            Morgan Stanley                                            Morgan Stanley

                                                                                                                                   Citi

                                                                                                                                   Banc of America Securities LLC

                                                                                                                                   Lazard Capital Markets

                                                                                                                                   Credit Suisse

                                                                                                                                   RBC Capital Markets

                                                                                                                                   J.P. Morgan

                                                                                                                                   UBS Investment Bank

All transactions have been properly accounted for in accordance with JHT's procedures.

The purchase described in this report was executed in compliance with Rule 10f-3 procedures adopted by the Board of Trustees of John Hancock Trust.

Security Name/Symbol:                                          Mead Johnson Nutrition Co./MJN

Issue Info and Comparison      This Purchase                          Comparable Issue -1          Comparable Issue -2

Issuer                                              Mead Johnson Nutrition Co-A     Grand Canyon Education Inc  Plains All American

                                                                                                                                                                                                                                Pipeline LP

Years of Issuer's Operations                >3                                                  >3                                                >3

Market on Which Traded                        NYSE                                        NASDAQ                                     NYSE

Purchase / Trade Date                           2/10/2009                               11/19/2008                                     3/17/2009

Offering Price                                         24.00                                         12.00                                           36.90

Principal Amount of Offering                 34,500,000 shares           10,500,000 shares                        5,000,000 shares

Commission, Spread, or Profit               .72/share            .                504/share                                        .68/share

Total Market Capitalization                     5.43 (Bil)                                                       671.52 (Mil)                                                   4.917 (Bil)

Industry or Sector                                  Consumer Goods                                         Services                                   Basic Materials

JHT Global Allocation Trust

Underwriter?                                                                           See Above

Date of First Offering?                                                            2/10/2009

Amount of Total Offering?                                                      34,500,000 shares

Portfolio Assets on Trade Date?                                            $173,396,621.17

% of Portfolio Assets applied to Purchase?                           0.0%

Test Set Forth in paragraph (B)(4) of Procedures Satisfied?             Yes

John Hancock Trust - JHT Global Allocation Trust

John Hancock Trust - JHT Large Cap Trust

John Hancock Trust - JHT Strategic Opportunities Trust

UBS Global Asset Management

Rule 10f-3 Report

Quarter Ended June 30, 2009

The 10f-3 transaction information for the first quarter 2009 is listed below:

JHT Global Allocation Trust

Security Name                           Trade Date        Settlement Date             Ticker Symbol     Deal Type

Wells Fargo & Co.                        5/8/2009              5/13/2009                          WFC                      Secondary

Sumitomo Mitsui Group              6/16/2009            6/23/2009                          SUMI144A           Secondary

Shares/Par                                  Price                   Size of Offering             Commission, Spread or Profit

3,300                                             22.00                   341,000,000 shares           .277/share

800                                                JPY 3928            204,400,000 shares           11 bps

JHT Large Cap Trust

Security Name                           Trade Date        Settlement Date             Ticker Symbol     Deal Type

Wells Fargo & Co.                        5/8/2009              5/13/2009                          WFC                      Secondary

Shares/Par                                  Price                   Size of Offering             Commission, Spread or Profit

9,500                                             22.00                   341,000,000 shares           .277/share

Wells Fargo

Affiliated Underwriter               Security Purchased From                              All Underwriting Members

UBS Securities LLC                     JP Morgan Chase                                                                        JP Morgan Securities

                                                                                                                                                         Wachovia Securities Inc

                                                                                                                                                         Goldman Sachs & Co

                                                                                                                                                         Morgan Stanley

                                                                                                                                                         Barclays Capital

                                                                                                                                                         Cabrera Capital Markets Inc

                                                                                                                                                         CastleOak Securities LP

                                                                                                                                                         Credit Suisse Securities USA LLC

                                                                                                                                                         Deutsche Bank Securities Inc

                                                                                                                                                         Fox-Pitt Kelton Cochran Caronia

                                                                                                                                                         Loop Capital Markets LLC

                                                                                                                                                         Muriel Siebert & Co Inc

                                                                                                                                                         Oppenheimer & Co

                                                                                                                                                         Raymond James & Associates Inc

                                                                                                                                                         RBC Capital Markets

                                                                                                                                                         Robert W Baird & Co

                                                                                                                                                         Samuel A Ramirez & Co

                                                                                                                                                         Stifel Nicolaus & Co Inc

                                                                                                                                                         UBS Securities LLC

                                                                                                                                                         Williams Capital Group LP

                                                                                                                                                         Wells Fargo Bank NA

Sumitomo Mitsui

Affiliated Underwriter               Security Purchased From                              All Underwriting Members

UBS Limited (Denmark)              Daiwa Securities                                                                         Barclays Bank PLC

                                                                                                                                                         Citigroup Global Markets Ltd

                                                                                                                                                         Daiwa Securities SMBC Co Ltd

                                                                                                                                                         Daiwa Securities SMBC Europe Ltd

                                                                                                                                                         Goldman Sachs International

                                                                                                                                                         Goldman Sachs (Japan) Ltd

                                                                                                                                                         JP Morgan Securities Ltd/London

                                                                                                                                                         Nomura Securities Co Ltd

                                                                                                                                                         Barclays Capital Japan Ltd

                                                                                                                                                         Deutsche Bank AG London

                                                                                                                                                         Fox-Pitt Kelton NV

                                                                                                                                                         JP Morgan Securities Japan Co

                                                                                                                                                         Merrill Lynch International

                                                                                                                                                         Nikko Citigroup  Ltd

                                                                                                                                                         Nomura International PLC

                                                                                                                                                         Okasan Securities Co Ltd

                                                                                                                                                          SMBC Friend Securities Co Ltd

                                                                                                                                                         Tokai Tokyo Securities Co Ltd

                                                                                                                                                         UBS Limited (Denmark)

All transactions have been properly accounted for in accordance with JHT's procedures.

The purchase described in this report was executed in compliance with Rule 10f-3 procedures adopted by the Board of Trustees of John Hancock Trust.

Security Name/Symbol:                                                                                 Wells Fargo & Co/WFC

Issue Information and Comparison               This Purchase           Comparable Issue -1        Comparable Issue -2

Issuer                                                                  Wells Fargo & Co       Regions Financial Corp       Morgan Stanley

Years of Issuer's Operations                              >3                                >3                                        >3

Market on Which Traded                                   NYSE                          NYSE                                  NYSE

Purchase / Trade Date                                        5/13/2009                    5/27/2009                            6/5/2009

Offering Price                                                     22.00                           4.00                                     27.44

Principal Amount of Offering                            341,000,000 shares      400,000,000 shares             81,880,000 shares

Commission, Spread, or Profit                           .277/share                   .084/share                            .080/share

Total Market Capitalization                              118,045.2 (Mil)          4,710.25 (Mil)                    38,210.81 (Mil)

Industry or Sector                                              Bank                            Bank                                    Bank

                                                      JHT Global Allocation Trust                        JHT Large Cap Trust

Underwriter?                                See Above                                                          See Above

Date of First Offering?                 5/13/2009                                                           5/13/2009

Amount of Total Offering?          341,000,000 shares                                           341,000,000 shares

Portfolio Assets on Trade Date?  $185,268,202.02                                               $149,025,963.50

% of Portfolio Assets applied to

Purchase?                                      0.039%                                                              0.140%

Test Set Forth in paragraph (B)(4)

of Procedures Satisfied?               Yes                                                                     Yes

Security Name/Symbol:            Sumitomo Mitsui Group/SUMI144A

Issue Information and Comparison       This Purchase                   Comparable Issue -1        Comparable Issue -2

Issuer                                                          Sumitomo Mitsui Group    Mitsubishi UFJ                  Nomura Holdings

Years of Issuer's Operations                      >3                                        >3                                     > 3

Market on Which Traded                           Tokyo Stock Exchange       Tokyo Stock Exchange       Tokyo Stock Exchange

Purchase / Trade Date                                6/23/2009                            12/8/2008                            3/4/2009

Offering Price                                             JPY 3928                            417 JPY                              417 JPY

Principal Amount of Offering                   204,400,000 shares             869,700,000 shares             652,200,000 shares

Commission, Spread, or Profit                   11 bps                                0 bps                                   5 bps

NB: Commissions here are imputed internally as placements done on a "net price" basis

Total Market Capitalization                      JPY  3762.75 (Bil)              JPY 6290.11 (Bil)               JPY 1943.95 (Bil)

Industry or Sector                                      Bank                                    Financials                            Financials

                                                                                JHT Global Allocation Trust

Underwriter?                                                          See Above

Date of First Offering?                                           6/23/2009

Amount of Total Offering?                                                                               34,500,000 shares

Portfolio Assets on Trade Date?                            $188,986,221.41

% of Portfolio Assets applied to Purchase?           0.018%

Test Set Forth in paragraph (B)(4) of

Procedures Satisfied?                                              Yes

10f-3 transactions:

Trade Date        Settlement Date   Security Name                          Ticker Symbol     Deal Type                       #Shares                                          Price

04/01/2009          04/06/2009              American Electric Power Co.      AEP                        Firm                                   22,500                                           $24.50

Size of Offering    All Underwriting  Affiliated Underwriter  Security Purchased From  Commission,             % of Assets

(Shares)                                Members                                                                                                                Spread or Profit on Trade

60,000,000              Credit Suisse           Morgan Stanley               Credit Suisse                       $0.735                 0.36%

                                JP Morgan               Mitsubishi UFJ

                                Barclays Capital

                                Citigroup

                                Morgan Stanley

                                Goldman Sachs

                                UBS Securities

                                Wachovia Capital Markets

                                ABN AMRO Inc.

                                KeyBanc Capital Markets

                                Mitsubishi UFJ Securities

Trade Date        Settlement Date   Security Name                          Ticker Symbol     Deal Type                       # Shares                                         Price

05/12/2009          05/15/2009          BB&T Corp                                      BBT                         Firm                                    24,917                                          $20.00

Size of Offering    All Underwriting  Affiliated Underwriter  Security Purchased From  Commission,             % of Assets

(Shares)                                Members                                                                                                                Spread or Profit on Trade

75,000,000              Goldman Sachs       Morgan Stanley               Goldman Sachs                   $0.600                 0.27%

                                                                                                        JP Morgan

                                                                                                        Morgan Stanley

                                                                                                        BB&T Capital Markets

Trade Date        Settlement Date   Security Name                          Ticker Symbol     Deal Type                        # Shares                                        Price

06/01/2009          06/04/2009              SunTrust Banks, Inc.                   STR                        Firm                                    4,900                                           $13.00

Size of Offering    All Underwriting  Affiliated Underwriter  Security Purchased From  Commission,             % of Assets

(Shares)                                Members                                                                                                                Spread or Profit on Trade

108,000,000            Morgan Stanley       Morgan Stanley                       Goldman Sachs           $0.423                         0.03%

                                Sandler O'Neill & Partners

                                SunTrust Robinson Humphrey

                                Goldman Sachs

All transactions have been properly accounted for in accordance with JHT’s procedures.